EXHIBIT 10.6
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                           STOCK REPURCHASE AGREEMENT


     THIS AGREEMENT is made and entered into by and between Empire Minerals Corp., a Delaware corporation ("Company") and Diego Roca ("Seller") this 18th day of June 2007.

                                    RECITALS

     WHEREAS, the Seller is the owner of all the rights, title and interest in and the 100 outstanding shares of the Company's Series I Preferred Stock ("Subject Stock"); and

     WHERAS, the Company desires to repurchase and retire the Subject Stock and the Seller is willing to sell the Subject Stock to the Company

     NOW THERFOR AND IT HEREBY IS AGREED as follows;

     1. The Seller hereby sells to the Company and the company hereby purchases from the Seller the Subject Stock.

     2. The Company shall at the execution hereof pay to the Seller, as the purchase price for the Subject Stock, the sum of $10,000; the receipt of which is acknowledged by the Seller by this execution thereof.

     3. The Seller shall endorse and deliver to the Company at the execution hereof the stock certificate representing the Subject Shares; the receipt of which is acknowledged by the Company by its execution hereof.

     Executed in counterpart by the parties as of the date first above written.

                                       SELLER


                                       /s/ Diego Roca
                                       ------------------------------------
                                       Diego Roca

                                       Empire Minerals Corp.



                                       By: /s/ Pinchas Althaus
                                          ---------------------------------
                                          Pinchas Althaus
                                          President